SUPPLEMENT dated June 16, 2016

to the Summary Prospectus and Prospectus, dated May 1, 2016
of

Worthington Value Line Dynamic Opportunity Fund

a Series of Value Line Funds Investment Trust

The information in this Supplement updates information in the Summary Prospectus and Prospectus, dated May 1, 2016, of Worthington Value Line Dynamic Opportunity Fund (the “Fund”).

The Trustees of Value Line Funds Investment Trust have approved the liquidation and subsequent termination of the Fund.

In anticipation of the liquidation, no new shareholders will be eligible to invest in the Fund as of the date of this Supplement. In connection with winding up the Fund’s affairs and liquidating all of its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

The liquidation is expected to be effective on or about July 29, 2016

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